EXHIBIT 24

                              POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that each person whose name appears below constitutes and appoints Robert B. Terry and Terry M. Campbell, and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, as well as any related registration statement (or amendments thereto) filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICTED.



                    Signature                             Title                               Date



          s/s   ALBERT J. SHIVLEY                   Chairman of Board                 October 21, 1998

             Albert J. Shivley                         and Director

             s/s   H.D. CLEBERG                         President,                    October 21, 1998

               H. D. Cleberg                     Chief Executive Officer
                                                       and Director
                                              (Principal Executive Officer)

             s/s   JODY BEZNER                    Vice Chairman of Board              October 21, 1998

                Jody Bezner                            and Director

            s/s   LYMAN L. ADAMS                         Director                     October 21, 1998

            Lyman L. Adams, Jr.

          s/s   RONALD J. AMUNDSON                       Director                     October 21, 1998

             Ronald J. Amundson

          s/s   RICHARD L. DETTEN                        Director                     October 21, 1998

             Richard L. Detten

            s/s   STEVEN ERDMAN                          Director                     October 21, 1998

               Steven Erdman

          s/s   HARRY FEHRENBACHER                       Director                     October 21, 1998

             Harry Fehrenbacher

             s/s   MARTIE FLOYD                          Director                     October 21, 1998

                Martie Floyd

           s/s   WARREN GERDES                          Director                     October 21, 1998

               Warren Gerdes

             s/s   BEN GRIFFITH                          Director                     October 21, 1998

                Ben Griffith

             s/s   GAIL D. HALL                          Director                     October 21, 1998

                Gail D. Hall

             s/s   BARRY JENSEN                          Director                     October 21, 1998

                Barry Jensen

             s/s   RON JURGENS                           Director                     October 21, 1998

                Ron Jurgens

          s/s   WILLIAM F. KUHLMAN                       Director                     October 21, 1998

             William F. Kuhlman

            s/s   GREG PHENNING                          Director                     October 21, 1998

               Greg Pfenning

             s/s   MONTE ROMOHR                          Director                     October 21, 1998

                Monte Romohr

             s/s   JOE ROYSTER                           Director                     October 21, 1998

                Joe Royster

          s/s   E. KENT STAMPER                         Director                     October 21, 1998

              E. Kent Stamper

            s/s   ELI F. VAUGHN                          Director                     October 21, 1998

               Eli F. Vaughn

             s/s   FRANK WILSON                          Director                     October 21, 1998

                Frank Wilson